EXHIBIT 99.3
JOHN DEERE OWNER TRUST 1999-A
SERVICER'S CERTIFICATE


$167,300,000 Class A-1 4.9988% Asset Backed Notes due June 19, 2000

$262,000,000 Class A-2 5.4660% Asset Backed Notes due August 15, 2001

$186,000,000 Class A-3 5.9400% Asset Backed Notes due October 15, 2002

$146,125,000 Class A-4 6.1200% Asset Backed Notes due October 17, 2005

$32,230,000 6.100% Class B Asset Backed Notes due October 17, 2005

$12,086,832  Asset Backed Certificates

Payment Date:                                       15-Jun-99

(1)  Servicing Fee:                               $666,750.09
     Servicing Fee Shortfall:                               0

(2)  Administration Fee:                              $100.00
     Administration Fee Shortfall:                          0

(3)  Total Distribution Amount:                $24,732,602.67

(4)  Noteholders' Interest Distributable Amount
     applicable to A-1 Notes:                     $441,380.15
     Noteholders' Interest Carryover Shortfall
     applicable to A-1 Notes:                           $0.00

(5)  Noteholders' Interest Distributable Amount
     applicable to A-2 Notes:                     $755,826.33
     Noteholders' Interest Carryover Shortfall
     applicable to A-2 Notes:                           $0.00

(6)  Noteholders' Interest Distributable Amount
     applicable to A-3 Notes:                     $552,420.00
     Noteholders' Interest Carryover Shortfall
     applicable to A-3 Notes:                           $0.00

(7)  Noteholders' Interest Distributable Amount
     applicable to A-4 Notes:                     $447,142.50
     Noteholders' Interest Carryover Shortfall
     applicable to A-4 Notes:                           $0.00

(8)  Noteholders' Interest Distributable Amount
     applicable to B Notes:                        $98,301.50
     Noteholders' Interest Carryover Shortfall
     applicable to B Notes:                             $0.00

(9)  Noteholders' Interest Distributable Amount
     deposited into Note Distribution Account:  $2,295,070.48
     Noteholders' Interest Carryover Shortfall:         $0.00

(10) A-1 Noteholders' Monthly Principal Distributable
     Amount:                                   $18,387,632.57
     % of Principal Distribution Amount applicable
     to A-1 Noteholders:                                94.49%
     A-1 Noteholders' Principal Carryover Shortfall:    $0.00
     A-1 Noteholders' Principal Distributable
     Amount:                                   $18,387,632.57

(11) A-2 Noteholders' Monthly Principal Distributable
     Amount:                                            $0.00
     % of Principal Distribution Amount applicable
     to A-2 Noteholders:                                 0.00%
     A-2 Noteholders' Principal Carryover Shortfall:    $0.00
     A-2 Noteholders' Principal Distributable Amount:   $0.00

(12) A-3 Noteholders' Monthly Principal Distributable
     Amount:                                            $0.00
     % of Principal Distribution Amount applicable to
     A-3 Noteholders:                                    0.00%
     A-3 Noteholders' Principal Carryover Shortfall:    $0.00
     A-3 Noteholders' Principal Distributable Amount:   $0.00

(13) A-4 Noteholders' Monthly Principal Distributable
     Amount:                                            $0.00
     % of Principal Distribution Amount applicable
     to A-4 Noteholders:                                 0.00%
     A-4 Noteholders' Principal Carryover Shortfall:    $0.00
     A-4 Noteholders' Principal Distributable Amount:   $0.00

(14) B Noteholders' Monthly Principal Distributable
     Amount:                                      $778,682.83
     % of Principal Distribution Amount applicable
     to B Noteholders:                                   4.00%
     B Noteholders' Principal Carryover Shortfall:      $0.00
     B Noteholders' Principal Distributable
     Amount:                                      $778,682.83

(15) Noteholders' Principal Distribution Amount
     deposited into Note Distribution Account: $19,166,315.39
     Noteholders' Principal Carryover Shortfall:        $0.00

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(16) Noteholders' Distributable Amount:        $21,461,385.87

(17) Amount to be withdrawn from the Reserve Account
     and deposited into Note Distribution Account:      $0.00
     Interest Amount included above:                    $0.00
     Principal Amount included above:                   $0.00

(18) Deposit to Reserve Account from Collection Account
     to increase the amount on deposit in the Reserve
     Account to the Specified Reserve Account Balance:  $0.00


(19) Certificateholders' Interest Distributable Amount: $0.00
     Certificateholders' Interest Carryover Shortfall:  $0.00

(20) Certificateholders' Principal Distributable Amount
     applicable to current period:                $292,588.06
     % of Principal Distribution Amount applicable
     to Certificate holders:                             1.50%
     Certificateholders' Principal Carryover Shortfall: $0.00 Certificateholders' Principal Distributable
     Amount:                                      $292,588.06

(21) Certificateholders' Distributable Amount:    $292,588.06

(22) Deposit to Reserve Account (from excess
     collections):                              $2,311,778.65

(23) Specified Reserve Account Balance
     (after all distributions and adjustments): 15,725,658.59

(24) Reserve Account Balance over the Specified
     Reserve Account Balance (before any
     distribution of excess):                  $18,426,615.65

(25) Excess Reserve Account Balance Distributable
     to Seller (5.05(b)(i) or (ii)):            $2,700,957.06

(26) Note Value as of the end of the related
     Collection Period:                       $786,282,929.37

(27) Pool Balance (excluding Accrued Interest)
     as of close of business on the last day of
     the related Collection Period:           $779,369,863.87

(28) After giving effect to all distributions on
     such Payment Date:
     Outstanding Principal Balance of A-1 Notes:
                                              $148,912,367.43
     A-1 Note Pool Factor:                          0.8900919

     Outstanding Principal Balance of A-2
     Notes:                                   $262,000,000.00
     A-2 Note Pool Factor:                          1.0000000

     Outstanding Principal Balance of A-3
     Notes:                                   $186,000,000.00
     A-3 Note Pool Factor:                          1.0000000

     Outstanding Principal Balance of A-4
     Notes:                                   $146,125,000.00
     A-4 Note Pool Factor:                          1.0000000

     Outstanding Principal Balance of B Notes: $31,451,317.17
     B Note Pool Factor:                            0.9758398

     Outstanding Principal Balance of the
     Certificates:                             $11,794,243.94
     Certificate Pool Factor:                       0.9757928

(29) Aggregate Purchase Amounts for related Collection
     Period:                                            $0.00

(30) Reserve Account Balance after giving effect to
     all distributors:                         $15,725,658.59

(31) Specified Reserve Account Balance (after all
     distributions and adjustments):           $15,725,658.59

(32) Amount of Realized Losses for the related
     collection period:                                ($0.00)

(33) Amount of Payments that are more than 60 days
     past due:                                     $16,881.00